                                                                       EXHIBIT 1

                         SAMARNAN INVESTMENT CORPORATION
                      SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 2006

                                                       Principal
                                                       Amount or             Fair
                                                        Shares               Value
                                                       ---------          ------------
Common Stocks - 39.06%
    Materials and Processing - 2.73%
        Phelps Dodge Corp.                                 2,400          $    203,280
        Bunge Limited                                      3,300               191,235
        Washington Group International (1)                 3,300               194,238
    Producer Durables - 2.61%
        Gardner Denver (1)                                 5,100               168,708
        Rockwell Collins, Inc.                             3,500               191,940
        United Technologies, Corp.                         3,200               202,720
    Consumer Discretionary - 2.92%
        Federated Dept Stores, Inc.                        5,400               233,334
        Polo Ralph Lauren Corp. CIA                        3,400               219,946
        Starwood Hotels & Resorts Worldwide                3,100               177,289
    Consumer Staples - 2.90%
        Colgate-Palmolive Co.                              3,200               198,720
        Dean Foods Co. (1)                                 5,200               218,504
        General Mills                                      3,700               209,420
    Health Care - 2.84%
        Pfizer, Inc.                                       7,300               207,028
        Triad Hospitals Inc. (1)                           4,600               202,538
        Universal Health Services                          3,400               203,762
    Other Energy - 3.85%
        Apache Corporation                                 2,806               177,339
        Arch Coal                                          4,400               127,204
        Baker Hughes                                       2,500               170,500
        Unit Corp (1)                                      3,300               151,701
        Noble Energy Inc.                                  4,500               205,155
    Integrated Oils -- .93%
        Exxon Mobil Corp.                                  3,000               201,300
    Financial Services - 6.53%
        American Express                                   3,500               196,280
        Wachovia Corp.                                     3,200               178,560
        Citigroup, Inc.                                    4,199               208,564
        Nuveen Investments                                 4,100               210,043
        JP Morgan Chase & Co.                              4,688               220,148
        Prudential Financial, Inc.                         2,700               205,875
        Zions Bancorporation                               2,400               191,544
    Insurance -- .90%
        Willis Group Holdings Ltd.                         5,100               193,800
    Technology - 5.60%
        Automatic Data Processing                          4,200               198,828
        Cadence Design Systems, Inc. (1)                  10,200               172,993

                      See accompanying accountants' report.

                         SAMARNAN INVESTMENT CORPORATION
                      SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 2006

                                                                   Principal
                                                                   Amount or          Fair
                                                                    Shares            Value
                                                                   ---------          -----
Common Stocks - 39.06%, continued
    Technology - 5.60%, continued
        Harris Corp.                                                   4,500          200,205
        IBM                                                            2,300          188,462
        Microsoft Corp.                                                7,500          205,125
        Motorola, Inc.                                                 9,800          245,000
    Utilities - 3.67%
        Alltel                                                         3,000          166,500
        Exelon Coporation                                              3,300          199,782
        Oneok, Inc.                                                    6,300          238,077
        P G & E Corp.                                                  4,500          187,425
    Auto & Transportation - 2.72%
        Burlington Northern Santa Fe                                   2,600          190,944
        Alexander & Baldwin                                            4,000          177,480
        Nordic American Tanker                                         6,300          219,240
    Multi-Sector Companies -- .87%
        General Electric Co.                                           5,300          187,090
                                                                                    ---------

        Total Common Stocks (cost $6,310,628)                                       8,437,826
                                                                                    ---------

Real Estate Investment Trust -2.61%
    Residential - .51%
        Archstone Smith Trust                                          1,000           54,440
        Equity Residential Sh Ben Int                                  1,100           55,638
    Retail - .75%
        Simon Property Group Inc.                                        600           54,372
        Kimco Realty Corp.                                             1,400           60,018
        Weingarten Realty Investors                                    1,100           47,322
    Healthcare - .24%
        Health Care Property Investors, Inc.                           1,700           52,785
    Industrial/Office -.81%
        Boston Properties Inc.                                           600           62,004
        Equity Office Properties Trucom                                1,400           55,664
        Prolog is TR Sh Ben Int                                        1,000           57,060
    Diversified - .30%
        Vornado Realty TR Sh Ben Int                                     600           65,400
                                                                                    ---------

        Total Real Estate Investment Trusts (cost $231,623)                           564,703
                                                                                    ---------

                     See accompanying accountants' report.

                         SAMARNAN INVESTMENT CORPORATION
                      SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30. 2006

                                                     Principal
                                                     Amount or       Fair
                                                      Shares         Value
                                                     ---------       -----
Preferred Stock - 1.81%
    Financial Services
        Lehman Bros. Holdings Pfd. 1/100 SER G          7,700        197,428
    Consumer Discretionary
        CBS Corp. New 7.25%                             7,700        193,270
                                                                     -------

        Total Preferred Stock (cost $395,711)                        390,698
                                                                     -------

Municipal Bonds - 51.56%
    ARKANSAS - .18%
        Springdale Ark Sales & Use Tax
            4.000% due 07/01/1 6                       40,000         39,881
    CALIFORNIA -1.51%
        Long Beach Calif
            5.000% due 05/01/28                       300,000        325,851
    COLORADO - 3.55%
        Colorado Ed. & Cultural
            6.875% due 12/15/20                       250,000        283,348
        Colorado Ed. & Cultural
            5.250% due 04/01/11                        85,000         86,544
        Colorado Ed. & Cultural
            5.750% due 06/01/16                       100,000        109,095
        High Plains Met Dist
            4.375% due 12/01/15                       285,000        287,850
    FLORIDA - 5.33%
        North Miami Health Fac. Rev. Catholic
            5.400% due 08/15/07                       375,000        381,060
        Tampa FL Rev
            5.000% due 04/01/18                       145,000        157,370
        Volusia City Health Fac
            6.000% due 06/01/12                       600,000        612,858
    GEORGIA - 2.00%
        Fairburn Combined Utilities GA
            5.375% due 10/01/13                       250,000        260,703
        Summerville, GA Pub
            5.000% due 01/01/11                        75,000         77,122
        Valdosta & Lowndnes Cty Hosp
            5.500% due 10/01/14                        85,000         93,500

                     See accompanying accountants' report.

                         SAMARNAN INVESTMENT CORPORATION
                      SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 2006

                                           Principal
                                           Amount or       Fair
                                            Shares         Value
                                           ---------      -------
Municipal Bonds - 51.56% continued
    ILLINOIS - 6.98%
        Gilberts, IL Spl Svc
            4.250% due 03/01/12               50,000       51,397
        Illinois Dev Fin Auth
            5.700% due 07/01/12              190,000      195,215
        Chicago Housing
            5.000% due 07/01/1 2             200,000      211,524
        Illinois Health Fac. Auth
            6.000% due 02/15/11              500,000      513,680
        Maywood, IL
            5.500% due 01/01/16              250,000      268,923
        Oak Lawn, IL
            5.000% due 12/01/23              250,000      266,497
    INDIANA -1.18%
        Munster, IN
            4.300% due 01/15/12              100,000      100,953
        Indiana St. Edl Facs
            5.400% due 10/01/1 3             150,000      154,293
    LOUISIANA - 4.22%
        Louisiana Housing
            6.000% due 09/01/15              620,000      646,989
        LA Match - Ser B
            5.000% due 07/15/11              250,000      263,995
    MARYLAND - .76%
        Baltimore Convention Ctr
            5.000% due 09/01/14              150,000      163,152
    MINNESOTA - 5.43%
        Marshall MN Med
            5.450% due 11/01/18              250,000      259,328
        Minnesota St
            5.000% due 09/15/18              180,000      184,873
        Minnesota St. Higher
            5.250% due 10/01/19              100,000      108,336
        University Minn
            5.750% due 07/01/18              400,000      471,640
        Woodbury Minn Partn
            4.600% due 02/01/26              150,000      148,287
    MISSOURI - 3.13%
        Clay Cnty Mo Reorg Sch Dist
            5.000% due 03/01/15              300,000      327,804
        Missouri Health and Ed Fac
            5.550% due 02/01/09              200,000      205,072

                      See accompanying accountants' report.

                         SAMARNAN INVESTMENT CORPORATION
                      SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 2006

                                                               Principal
                                                               Amount or           Fair
                                                                Shares             Value
                                                               ---------           -----
Municipal Bonds - 51.56% continued
MISSOURI - 3.13% continued
        Missouri St. Environmental Impt
            5.000% due 01/01/11                                 135,000            142,687
    MONTANA - 1.41 %
        Montana St. Dept. Transn Rev
            5.000% due 06/01/20                                 285,000            304,594
    NORTH DAKOTA - 1.62%
        North Dakota St. Bldg. Auth
            5.250% due 12/01/13                                 330,000            348,879
    OKLAHOMA - .48%
        Pottawatonie Cnty
            5.000% due 09/01/10                                 100,000            103,728
    PENNSYLVANIA - 4.83%
        Latrobe IDA St. Vincent
            5.375% due 05/01/13                                 250,000            263,277
        Montgomery County PA IDA
            5.625% due 11/15/12                                 500,000            510,985
        Pennsylvania St. Higher Ed
            4. 750% due 08/01/15                                250,000            268,505
    SOUTH DAKOTA - .80%
        South Dakota St. Health
            4.500% due 04/01/12                                 175,000            171,941
    TEXAS - 2.72%
        Austin, Tex Pub/Impt
            4.750% due 09/01/20                                 100,000            103,589
        Bexar Cnty, TX Hsg. Fin. Corp.
            5.625% due 12/01/11                                 210,000            216,609
        Burkburnett Ltd. G.O
            6.000% due 02/15/10                                 125,000            135,201
        Northside Tex Indpt Sch Dist
            5.000% due 02/15/18                                 125,000            133,145
    WASHINGTON - 1.36%
        Kent Wash Loc Impt Dist
            4.650% due 12/12/19                                 300,000            293,235
    WISCONSIN - 4.09%
        Douglas Cnty Wisonsin
            5.000% due 02/01/17                                 250,000            271,612
        Wisconsin Health & Ed. Sinai
            5.500% due 08/15/08                                 600,000            612,738
                                                                               -----------

            Total Municipal Bonds (cost $10,917,565)                            11,137,865
                                                                               -----------

            Total (cost $18,255,786)                                           $20,531,092
                                                                               ===========

                                See accompanying accountants' report.

                         SAMARNAN INVESTMENT CORPORATION
                      SCHEDULE OF INVESTMENT IN SECURITIES
                               SEPTEMBER 30, 2006

NOTES:

(1) Percentages indicated are based on net assets of $21,601,955 at September 30, 2006. (1)Indicates non-income producing security.

(2) The aggregate unrealized appreciation or depreciation of the market value of Equity Securities which was in excess or below their cost for Federal income tax purposes was as follows:

                                       Appreciation
       Market Value      Tax Cost     (Depreciation)
       ------------      --------     --------------
       $ 8,388,437    $  5,854,945      $ 2,533,492
         1,004,790       1,083,017          (78,227)
       -----------    ------------      -----------
Net    $ 9,393,227    $  6,937,962      $ 2,455,265

(3) The aggregate unrealized appreciation or depreciation of the market value of Municipal Bonds which was in excess or below their cost for Federal income tax purposes was as follows:

                                        Appreciation
           Market Value     Tax Cost   (Depreciation)
           ------------     --------   --------------
          $  10,278,801   $ 9,919,908     $ 358,893
                859,064       997,657      (138,593)
          -------------   -----------     ---------
Net       $  11,137,865   $10,917,565     $ 220,300

(4) The aggregate unrealized appreciation of the market value of all securities held by the Registrant in excess of their cost for Federal income tax purposes was $2,675,565.